Exhibit 10.2

EAGLE BANCORP, INC.

SUBORDINATED NOTE

Certificate No.
$	August 28, 2008
Initial Principal Amount

THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITARY INSTITUTION, AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REASONABLY REQUIRED TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS NOTE IS INELIGIBLE AS COLLATERAL FOR ANY LOAN OR OTHER EXTENSION OF CREDIT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

FOR VALUE RECEIVED, Eagle Bancorp, Inc., a Maryland corporation (the “Company” which term includes any successor to the Company), for value received promises to pay to                                          or registered assigns, the initial principal sum of                                     dollars and no cents ($                          .00), or such lesser amount as shall result from the cancellation of all or a portion of this Note at the Closing (as hereinafter defined), or partial redemption of this Note, as shall be set forth on a duly executed Schedule A hereto, on September 30, 2014, and to pay interest on said outstanding principal sum from August 28, 2008, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, monthly in arrears on the 1st  day of each month, or if such day is not a Business Day (as hereinafter defined), then the next succeeding Business Day (each such date, an “Interest Payment Date”) (it being understood that interest accrues for any such non-Business Day), commencing on the Interest Payment Date in October 2008, at a fixed annual rate equal to 10.0% (the “Interest Rate”) applied to the principal amount hereof, until the principal hereof is paid or duly provided for or made available for payment, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Interest Rate, compounded quarterly, from the dates such amounts are due until they are paid or made available for payment.  The amount of interest payable for any period will be computed on the basis of the actual number of days in the Interest Payment Period concerned divided by 360.  The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date for such interest installment (the “Holder”), which shall be fifteen days prior to the day on which the relevant Interest Payment Date occurs.  Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may be paid to the person in whose name this Note is registered at the close of business on a special record date. “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in New York City or Bethesda, Maryland  are permitted or required by any applicable law or executive order to close.

The principal of and interest on this Note shall be payable in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts, by check mailed to the registered holder at such address as shall appear in the Note register maintained by the Company, or by wire transfer to an account appropriately designated by the holder hereof.

The indebtedness evidenced by this Note is subordinate and junior in right of payment to the prior payment in full of all claims of (i) general creditors of the Company, (ii) holders of all secured indebtedness of the Company, and (iii) holders of other claims which do not by their terms expressly state that they are pari passu or junior in right of payment to this Note, whether now existing or hereafter incurred, except that this Note shall rank senior in right of payment to any qualifying trust preferred securities and related subordinated debt and guarantees hereafter issued by the Company or any subsidiary trust, and this Note is issued subject to the foregoing. Each holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Company on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Company his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein by each holder of claims or indebtedness to which this Note is subordinate, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.  Payments of interest and principal on the Notes is senior to the payment of dividends or amounts paid in liquidation on any class of capital stock of the Company.

This Note is part of, and ranks pari passu and equal in right of payment with other Notes constituting a part of, the issuance of up to $12.15 million of Subordinated Notes authorized by the Board of Directors of the Company on August 18, 2008 (collectively, the “Notes”).

The Company shall have the right to redeem the Notes, in whole or in part, but in all cases in a principal amount with integral multiples of $1,000.00, on any Interest Payment Date at a redemption price of 100% of the principal amount of the Note to be redeemed on such date, plus interest accrued and unpaid to the date of redemption. Any such redemption shall be subject to receipt of the prior approval of the Federal Reserve Bank of Richmond, or other appropriate regulatory authority, to the extent required.

If all, or less than all, of the Notes are to be redeemed, the Company will give the Holders notice not less than 30 nor more than 45 days prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.  The Company shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Notes or portions thereof (in integral multiples of $1,000.00) to be redeemed.

The Notes shall be eligible to be used, in whole or in part, in payment of all or any part of the subscription price of shares of any class of capital stock which may be offered by the Company on the basis of one dollar of principal amount of Notes for one dollar of subscription price.  To the extent that the subscription of a Holder using Notes as payment of all or a portion of the subscription price of such Holder’s subscription is accepted by the Company, then that portion of the principal amount of the Note used in payment of the accepted portion of the subscription shall be deemed to be redeemed and cancelled as of the closing date on such subscription (the “Closing”).  Any portion of the Note which is not used in payment of the subscription price, and any portion of the Notes which is used to pay the subscription price for shares for which the subscription shall have been rejected, shall continue to be outstanding Notes.  Interest through the Closing on the portion of the principal amount of the Notes which is deemed to be redeemed and cancelled as of the Closing shall be paid on the next Interest Payment Date following such Closing. Not in limitation of anything to the contrary contained herein, no Holder shall have any right to participate in any offering by the Company solely as a result of being a Holder of this Note.

In case an Acceleration Event of Default, as hereafter defined, shall have occurred and be continuing, upon demand of the holders of a majority of the aggregate principal amount of the outstanding Notes, the principal of all of the Notes shall become due and payable, subject to the receipt of any and all required regulatory approvals.  For purposes hereof, an “Acceleration Event of Default” means:

(a)                                  a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(b)                                 the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(c)                                  a court or administrative or governmental agency or body shall enter a decree or order for the appointment of a receiver of a Major Bank Subsidiary (as hereafter defined) or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to such Major Bank Subsidiary or all or substantially all of its property; or

(d)                                 a Major Bank Subsidiary shall consent to the appointment of a receiver for it or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to it or all or substantially all of its property.

For purposes hereof, “Major Bank Subsidiary” means any subsidiary of the Company that is a “major bank subsidiary” as that term is used in SR 92-37 (FIS) promulgated by the Division of Banking Supervision and Regulation of the Federal Reserve, and as such term may subsequently be defined or interpreted in any rule, regulation, written interpretation or other public issuance of the Federal Reserve.

For purposes hereof “Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)                                  an Acceleration Event of Default;

(b)                                 the Company defaults in the payment of any interest upon any Notes, and the continuation of such default for a period of thirty days; or

(c)                                  the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Notes as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise; or

(d)                                 the Company defaults in the performance of, or breaches, any of its covenants or agreements in the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Note specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the holders of at least 25% in aggregate principal amount of the outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.

If there shall have occurred and be continuing any Event of Default, then the Company shall not, and shall not allow any subsidiary of the Company to, (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock or its subsidiaries’ capital stock (other than payments of dividends or distributions to the Company) or make any guarantee payments with respect to the foregoing or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company or any subsidiary that rank pari passu in all respects with or junior in interest to the Notes (other than, with respect to clauses (x) and (y) above: (1) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Event of Default, if any, (2) as a result of any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company’s capital stock or of any class or series of the Company’s indebtedness for any class or series of the Company’s capital stock, (3) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (4) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, or (5) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith.

The Notes are issuable only in registered, certificated form without coupons and in minimum denominations of $50,000.00 and any multiple of $1,000.00 in excess thereof.  Subject to the provisions hereof, upon due presentment for registration of transfer of any Note to the Company, the Company shall execute and register and make available for delivery in the name of the transferee or transferees a new Note for a like aggregate principal amount.  All Notes presented for registration of transfer or for exchange or payment shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Company duly executed by the holder or his attorney duly authorized in writing.  No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith, provided that nothing shall preclude the Company from requiring the posting of a bond in connection with the replacement of a Note certificate which has been lost, destroyed or stolen.

Prior to due presentment for registration of transfer of any Note, the Company, any paying agent, any transfer agent and any Note registrar may deem the person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note and for all other purposes; and neither the Company nor any paying agent nor any transfer agent nor any Note registrar shall be affected by any notice to the contrary.  All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in any such Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or of any successor of the Company, either directly or through the Company or any successor of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of the Notes.

This Note is intended to meet the criteria for qualification of outstanding principal as Tier 2 capital under the regulatory guidelines of the Federal Reserve. The terms of this Note shall be interpreted in a manner to satisfy such criteria.

THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the Company has duly executed this certificate.

EAGLE BANCORP, INC.

By
Name:
Title:

Schedule A

The initial principal amount of the obligation evidenced by the Note to which this Schedule is attached is                            Dollars ($                ,000).  The notations in the following table evidence decreases in the principal amount of the obligation evidenced by the Note.

Decrease in Principal	Principal after such Decrease	Date	Signatures of Authorized Officer of Company and Holder